                                  11,603,500 Shares

                                TOWER AUTOMOTIVE, INC.

                                     Common Stock

                                UNDERWRITING AGREEMENT





                                                                 April ___, 1997



DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
PAINEWEBBER INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
ROBERT W. BAIRD & CO. INCORPORATED
PIPER JAFFRAY INC.
c/o Donaldson, Lufkin & Jenrette
       Securities Corporation
    277 Park Avenue
    New York, New York  10172

Dear Sirs:

    Tower Automotive, Inc., a Delaware corporation (the "COMPANY"), and the stockholders of the Company named in SCHEDULE II hereto (collectively, the "SELLING STOCKHOLDERS"), severally propose to sell an aggregate of 10,090,000 shares of Common Stock, $0.01 par value per share of the Company (the "FIRM SHARES"), to the several underwriters named in SCHEDULE I hereto (the 17"UNDERWRITERS"). The Firm Shares consist of 8,500,000 shares to be issued and sold by the Company and 1,590,000 outstanding shares to be sold by the Selling Stockholders. The Company also proposes to issue and sell to the several Underwriters not more than 1,513,500 additional shares of Common Stock, $0.01 par value per share of the Company (the "ADDITIONAL SHARES"), if requested by
the Underwriters as provided in SECTION 2 hereof.   The Firm Shares and the
Additional Shares are herein collectively called the "SHARES." The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK." The Company and the Selling Stockholders are hereinafter collectively called the "SELLERS."

    1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions


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of the Securities Act of 1933, as amended, and the rules and regulations of the
Commission thereunder (collectively called the "ACT"), a registration statement on Form S-3 including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "REGISTRATION STATEMENT"; and the prospectus in the form first used to confirm sales of Shares is hereinafter referred as the "PROSPECTUS." Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "EXCHANGE ACT"), on or before the effective date of the Registration Statement (the "EFFECTIVE DATE") or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

    2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell 8,500,000 Firm Shares, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in SCHEDULE II hereto and (iii) each Underwriter agrees, severally and not jointly, to purchase from each Seller at a price per share of $______ (the "PURCHASE PRICE") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE I hereto bears to the total number of Firm Shares.

    On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell up to 1,513,500 Additional Shares and (ii) the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate of
1,513,500 Additional Shares from the Company at the Purchase Price.   Additional
Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day
(i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier
than two business days after such notice has been given.   If any Additional
Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to

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eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE I bears to the total number of Firm Shares.

    The Sellers (other than Onex DHC LLC) hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and executive officers of the Company and (ii) each stockholder listed on ANNEX I hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan, (ii) the Company may issue shares of its common stock under its employee stock purchase plan or upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, and
(iii) J2R Partners may sell shares pursuant to this Agreement.

    3. TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

    The Underwriters covenant and agree with the Company that the Underwriters will reserve 500,000 of the Firm Shares for offering and sale to OMI Quebec FCI LLC at the public offering price.

    4. DELIVERY AND PAYMENT. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Exchange Act (the "CLOSING DATE") following the date of the public offering, at such place outside the State of New York as you shall
designate.   The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

    Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to SECTION 2 ("an OPTION CLOSING DATE"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

    Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made

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available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer or stamp taxes thereon duly paid by the respective
Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer or certified or official bank checks payable in immediately available Federal funds to the order of the applicable Sellers.

    5.   AGREEMENTS OF THE COMPANY.  The Company agrees with you:

    (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

    (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

    (c) To furnish to you, without charge, five copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

    (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and, at any time prior to the termination of the offering of the Shares, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

    (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter at any time prior to the termination of the offering of the Shares, if in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

    (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

    (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such other documents as may be necessary in order to effect such registration or qualification, provided, however, that neither the Company nor any of its subsidiaries shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or dealer in securities in any jurisdiction in which it is not so qualified, or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

    (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

    (i) During the period of three years after the date of this Agreement to make generally available, as soon as reasonably practicable after the end of each fiscal year, to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants.

    (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

    (k) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements

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and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering, (vi) the listing of the Shares on the New York Stock Exchange (the "NYSE"), (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Sellers of their other obligations under this Agreement.

    (l) To use its best efforts to maintain the listing of the Common Stock on the NYSE (or on a national securities exchange) for a period of three years after the effective date of the Registration Statement.

    (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

    6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

    (a) The Company meets the requirements for use of Form S-3 under the Act. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

    (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon the information set forth
(x) on the cover page of the Prospectus with respect to price, underwriting discount and terms of the offering and delivery of the shares relating thereto,
(y) in the final paragraph on the inside cover of the Prospectus regarding

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possible stabilizing transactions and (z) in the table contained in the first paragraph in the "Underwriting" section of the Prospectus regarding the number of shares to be purchased by each Underwriter named therein, as well as the information set forth in the third and eighth paragraphs in such "Underwriting" section (collectively, the "UNDERWRITER INFORMATION"), which is the only information furnished to the Company in writing by the Underwriters through you expressly for use therein.

    (c) (i) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) the documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable.

    (d) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT.")

    (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in the Prospectus and except for liens pursuant to the "New Credit Agreement" described in the Prospectus, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

    (f) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

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    (g)  The authorized capital stock of the Company, including the Common
Stock, conforms as to legal matters to the description thereof contained in the Prospectus. Except as set forth in the Prospectus or as may be granted under its existing options plans, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of its capital stock, any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations.

    (h) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, which default could reasonably be expected to result in a Material Adverse Effect.

    (i) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except to the extent that the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law, and except to the extent that enforcement of the indemnification and contribution provisions of this Agreement may be limited by applicable public policy and the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, the Exchange Act or the securities or Blue Sky laws of the various states or rules of the NASD) and will not conflict with or constitute a breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company or any of its subsidiaries, any contract or other agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its subsidiaries, other than conflicts or breaches that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect or materially impair the ability of the Company to perform its obligations under this Agreement.

    (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending, or to the Company's knowledge threatened, to which the Company, any of its subsidiaries or any of the respective officers in their capacity as such is a party or of which any of their respective property is the subject. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

    (k) Except as otherwise set forth in the Prospectus, neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), nor any foreign, federal, state or local employment or labor law or regulation, including, without limitation, laws or regulations relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours laws or regulations, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case could reasonably be expected to result in a Material Adverse Effect. Except as otherwise set forth in the Prospectus, no labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent or threatened; and the Company is not aware of any existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could reasonably be expected to result in a Material Adverse Effect.

    (l) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus except for such permits, licenses, franchises and authorizations, the absence of which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

    (m) Except as otherwise set forth in the Prospectus or the Company's most recent Annual Report on Form 10-K, or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable and liens that do not materially detract from the value thereof or materially impair its use in the business of the Company or such subsidiary, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in a Material Adverse Effect, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

    (n) The Company and each of its subsidiaries maintain reasonably adequate insurance.

    (o) Arthur Andersen LLP are independent public accountants with respect to the Company and Automotive Products Company, a division of A.O. Smith Corporation ("APC") as required by the Act.

    (p) The financial statements, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries and APC on the bases stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data regarding the Company and APC set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and APC, as applicable. The pro forma financial statements and the pro forma financial information included in the Registration Statement or the Prospectus (i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with Article 11 of Regulation S-X relating to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Registration Statement or the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules are required by the Act or the Exchange Act to be included in the Registration Statement or the Prospectus.

    (q) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    (r) No holder of securities of the Company has rights to require the registration of any securities of the Company pursuant to the Act, other than rights which have been satisfied by the inclusion of securities in the offering made pursuant to the Registration Statement, or rights which have been waived.

    (s) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) and all regulations issued thereunder.

    (t) The Shares are duly authorized for listing, subject to official notice of issuance, on the NYSE.

    (u) The Company, Tower Automotive Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("ACQUISITION"), and R.
J. Tower Corporation, a Michigan corporation and wholly-owned subsidiary of the Company ("TOWER MICHIGAN", together with the Company and Acquisition, the "APC PURCHASERS") have entered into an Asset Purchase Agreement dated as of January 27, 1997 (the "APC AGREEMENT") with A. O. Smith Corporation, a Delaware corporation, and A. O. Smith Enterprises, Ltd., a corporation organized under the laws of Canada. Each of the APC Purchasers has full corporate power and authority to enter into the APC Agreement, and such agreement has been duly authorized, executed and delivered by each of the APC Purchasers. The APC Agreement constitutes the valid and binding agreement of each of the APC Purchasers and is enforceable against each of them in accordance with the terms thereof, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law. Except as set forth in the APC Agreement, the execution, delivery and performance of the APC Agreement, compliance by each of the APC Purchasers with all the provisions thereof and the consummation of the transactions contemplated thereby, will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body that has not or will not be obtained prior to or simultaneous with the consummation of the Acquisition, and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the APC Purchasers or any of their subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the APC Purchasers or any of their subsidiaries, any contract or other agreement to which the APC Purchasers or any of their subsidiaries is a party, or by which the APC Purchasers or any of their subsidiaries or any of their properties are bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the APC Purchasers or any of their subsidiaries. To the Company's knowledge, no labor dispute exists, or is imminent or threatened, with any employees to be hired by the APC Purchasers in connection with the Acquisition; and the Company is not aware of any existing, imminent or threatened labor disturbance by the employees of any principal suppliers, manufacturers or contractors providing goods or services to the businesses to be acquired in connection with the Acquisition.

    7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH SELLING STOCKHOLDER. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

    (a) Each Selling Stockholder has, and on the Closing Date will have, good and clear title to the Shares to be sold by such Selling Stockholder pursuant to this Agreement, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

    (b) Upon delivery of and payment for such Selling Stockholder's Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

    (c) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Selling Stockholder's Shares in the manner provided herein, and this Agreement has been duly authorized, executed and delivered by such Selling Stockholder and this Agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

    (d) Such Selling Stockholder has further authorized the execution, delivery and performance of its obligations pursuant to any other document necessary or desirable in connection with transactions contemplated hereby.

    (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

    (f) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation by such Selling Stockholder of the transactions contemplated hereby (i) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws and the by-laws and rules of the NASD (or any successor organization thereto) in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder) (ii) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder, (iii) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any contract or other agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, other than conflicts, breaches or defaults which would not impair the ability of such Selling Stockholder to perform its obligations under this Agreement or (iv) violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to such Selling Stockholder or the property of such Selling Stockholder other than violations or conflicts which would not impair the ability of such Selling Stockholder to perform its obligations under this Agreement.


    (g) Such parts of the Registration Statement under the captions "Principal Stockholders" and "Selling Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

    (h) At any time during the period described in SECTION 5(e) hereof, if there is any change in the information referred to in SECTION 7(g) above, such Selling Stockholder will immediately notify you of such change.

    (i) Each Selling Stockholder (x) who is not a U.S. Person (as defined under applicable U.S. federal tax legislation) will deliver to you prior to the Closing Date a certificate to the effect that such Selling Stockholder is not a U.S. Person, which certificate may be in the form of a properly completed and executed U.S. Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof), or (y) who is a U.S. Person (as defined under applicable U.S. federal tax legislation) will deliver to you prior to the Closing Date a properly completed and executed U.S. Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

    8. INDEMNIFICATION. (a)(i) Each of the Company and those subsidiaries of the Company set forth on the signature pages of this Agreement (for purposes of this SECTION 8, the use of the term "Company" shall include such subsidiaries) shall indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act and each Selling Stockholder, its directors and officers and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon (and in conformity with) (x) information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein, or (y) the Underwriter Information, which is the only information furnished in writing by or on behalf of the Underwriters through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, and (ii) each Selling Stockholder, severally in proportion to the number of Shares actually sold by such Selling Stockholder and not jointly, shall indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each other Selling Stockholder, its directors and officers and each person, if any, who controls any Selling Stockholder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon (and in conformity with) information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein. Notwithstanding the foregoing, (i) the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate net proceeds received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder, and (ii) the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any director, officer or person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if such Prospectus (as so amended and supplemented) had been delivered, such delivery would have completely cured the defect giving rise to such loss, claim, damage, liability or judgment.

    (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company or any Selling Stockholder, such Underwriter shall promptly notify in writing the Company and the Selling Stockholder against which indemnification is sought, and the Company or such Selling Stockholder, as applicable, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense and employ counsel or
(iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, as the case may be, (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such reasonable fees and expenses
shall be reimbursed as they are incurred).   A Seller shall not be liable for
any settlement of any such action effected without the written consent of such Seller but if settled with the written consent of such Seller, such Seller agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than thirty business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

    (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to each Underwriter but only with respect to the Underwriter Information, provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions actually received by such Underwriter in connection with the sale of the Shares. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company or any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company and each Selling Stockholder and any person controlling such Selling Stockholder shall have the rights and duties given to the Underwriter by SECTION 8(b) hereof.

    (d) If the indemnification provided for in this SECTION 8 is unavailable (other than as expressly provided above) to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this SECTION 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
SECTION 8, no Underwriter shall be required to contribute any amount in excess of the discounts and commissions actually received by it in connection with the sale of the Shares and no Selling Stockholder shall be required to contribute an amount in excess of the net proceeds from the offering actually received by such Selling Stockholder under this Agreement or to contribute any amount in respect of losses, claims, liabilities, expenses, damages or amounts paid in settlement that such Selling Stockholder would not be obligated to indemnify under Section 8(a). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this SECTION 8(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint and the Selling Stockholders' obligations to contribute pursuant to this Section 8(d) are several in proportion to the net proceeds from the offering received by them and not joint. For purposes of this
Section 8(d), any person who controls a party to this Agreement within the meaning of Section 15 of the Act or Section 20 of the Exchange Act will have the same rights to contribution as that party.

    (e) J2R Partners hereby designates the Company as its authorized agent, and Onex DHC LLC hereby designates Onex Investment Corp., 712 Fifth Avenue, 40th Floor, New York, New York, 10019 as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this SECTION 8, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller, at the address for notices specified in SECTION 12 hereof.

    9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

    (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

    (b) The Registration Statement shall have become effective not later than 5:00 p.m. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 p.m.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

    (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b), and (c) of this SECTION 9.

    (d) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from the Selling Stockholders.

    (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of (i) Kirkland & Ellis, counsel for the Company, regarding the matters specified in ANNEX II hereto, and (ii) Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel for Onex DHC LLC, and Kirkland & Ellis, counsel for J2R Partners, regarding the matters specified in ANNEX III hereto. Such opinions shall be rendered to you at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

    (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Gardner, Carton & Douglas, counsel for the Underwriters, regarding the matters specified in ANNEX IV hereto.

    (g) On the date of the Prospectus, you shall have received a letter from Arthur Andersen, LLP, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to you, confirming that they are independent accountants with respect to the Company and APC as required by the Act, opining that the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein complies as to form with the applicable accounting requirements of the Act, and stating certain other agreed upon matters as to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein, including any changes in the capital stock, increases in short-term debt or long-term debt, any decrease in consolidated working capital or net assets or in consolidated revenues, operating income or in the total or per share amounts of net income. At the Closing Date, you shall have received an additional letter from Arthur Andersen, LLP, dated the date of its delivery, and addressed to the Underwriters which shall confirm, on the basis of a review in accordance with the procedures set forth therein, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date not more than five days prior to the

Closing Date, which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date.

    (h) The Company and the Selling Stockholders shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company and the Selling Stockholders at or prior to the Closing Date in any material respect.

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

    10. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

    This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, affairs, or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the NYSE, the American Stock Exchange or the Nasdaq Stock Market or limitation on prices for securities on any such exchange or the Nasdaq Stock Market, or (iv) the declaration of a banking moratorium by either federal or New York State authorities.

         If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in SCHEDULE I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to SECTION 2 hereof be increased pursuant to this SECTION 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

    11. AGREEMENTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder agrees with you and the Company:

    (a) To pay or to cause to be paid all transfer and stamp taxes with respect to the Shares to be sold by such Selling Stockholder to the Underwriters pursuant to this Agreement; and

    (b) To take all reasonable actions prior to the Closing Date to satisfy all conditions precedent relating to the delivery by such Selling Stockholder of the Shares to be sold by it pursuant to this Agreement.

    12. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company or J2R Partners, c/o Tower Automotive, Inc., 4508 IDS Center, Minneapolis, Minnesota 55402,
Attention: Scott D. Rued, (b) if to Onex DHC LLC, to Onex DHC LLC, 712 Fifth Avenue, New York, New York 10019, Attention: Eric J. Rosen and (c) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholders, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Sellers, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

    If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement (other than any termination pursuant to Section 10(ii), (iii) or (iv)), the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by them, provided that, if such termination occurs because Onex DHC LLC fails to deliver the stock certificates for the Firm Shares to be sold by it pursuant to this Agreement, then Onex DHC LLC shall reimburse the Company for such expenses.

    Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

    This Agreement shall be governed and construed in accordance with the laws of the State of New York.

    This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

    Please confirm that the foregoing correctly sets forth the agreement between the Company, the subsidiaries of the Company set forth on this signature page, the Selling Stockholders and the several Underwriters.


                             Very truly yours,

                             TOWER AUTOMOTIVE, INC.


                             By:
                                -------------------------------------
                             Title:

                             Each of the subsidiaries of the Company set forth below executes this Agreement for the purpose of providing the indemnification and contribution in
                             SECTION 8.

                             R.J. TOWER CORPORATION
                                  (Michigan)


                             By:
                                -------------------------------------
                             Title:

                             R.J. TOWER CORPORATION
                                  (Kentucky)


                             By:
                                -------------------------------------
                             Title:

                             R.J. TOWER CORPORATION
                                  (Indiana)


                             By:
                                -------------------------------------
                             Title:

                             EDGEWOOD MANUFACTURING CORP.


                             By:
                                -------------------------------------
                             Title:

                             KALAMAZOO STAMPING AND DIE COMPANY


                             By:
                                -------------------------------------
                             Title:

                             TOWER AUTOMOTIVE PRODUCTS COMPANY, INC.


                             By:
                                -------------------------------------
                             Title:

                             TRYLON CORPORATION


                             By:
                                -------------------------------------
                             Title:

                             TOWER AUTOMOTIVE DELAWARE, INC.


                             By:
                                -------------------------------------
                             Title:

                             TOWER AUTOMOTIVE CANADA, INC.


                             By:
                                -------------------------------------
                             Title:

                             THE SELLING STOCKHOLDERS:


                             ONEX DHC LLC


                             By:
                                -------------------------------------
                             Name:
                                  -----------------------------------
                             Title:
                                   ----------------------------------


                             J2R PARTNERS


                             By:
                                -------------------------------------
                             Name:
                                  -----------------------------------
                             Title:
                                   ----------------------------------



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
PAINEWEBBER INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
ROBERT W. BAIRD & CO. INCORPORATED
PIPER JAFFRAY INC.

Acting severally on behalf of
  themselves

By  DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION


   By:
      --------------------------------

                                     SCHEDULE  I
                                     -----------



                                                 Number of Firm
Underwriters                                     Shares to be Purchased
------------                                     ----------------------

Donaldson, Lufkin & Jenrette
  Securities Corporation
PaineWebber Incorporated
Morgan Stanley & Co. Incorporated
Robert W. Baird & Co. Incorporated
Piper Jaffray Inc.





                                                 ----------------------
                                  Total

                                     SCHEDULE II
                                     -----------

                                                 Number of Firm
Selling Stockholder                              Shares to be Sold
-------------------                              -----------------

Onex DHC LLC                                        1,486,778
J2R Partners                                          103,222

                                       ANNEX  I
                                       --------



                            Required Stockholder Lock-ups
                            -----------------------------

OMI Quebec FCI LLC
W. H. Clement
Robert R. Hibbs
Mary L. Johnson
Carl E. Nelson

                                      ANNEX  II
                                      ---------

                           LEGAL OPINION OF COMPANY COUNSEL


    1. The Company has been duly incorporated and is a corporation existing and in good standing under the laws of the State of Delaware and has the corporate power and authority required to carry on its business as, to such counsel's knowledge, it is currently being conducted and to own, lease and operate its properties as described in the Prospectus. The Company is duly qualified to do business as a foreign corporation in good standing in the State of Michigan, which such counsel has been informed by the Company is the only State in which the Company is qualified to do business as a foreign corporation. The Company is the sole record owner and, to such counsel's knowledge, the sole beneficial owner of all of the outstanding capital stock of R.J. Tower Corporation, a Michigan corporation, which is the sole record owner and, to such counsel's knowledge, the sole beneficial owner of all of the outstanding capital stock of each of the other subsidiaries of the Company executing this Agreement (the "Subsidiaries").

    2. Each of the Subsidiaries is a corporation existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority required to carry on its business as, to such counsel's knowledge, it is currently being conducted and to own, lease and operate its properties as described in the Prospectus; each Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation in the States listed on an exhibit to such opinion, which such counsel has been informed by the Company are the only States in which such Subsidiaries are qualified to do business as a foreign corporation.

    3. This Agreement has been duly authorized, executed and delivered by the Company and each of the Subsidiaries.

    4. All of the outstanding shares of Common Stock (including the Firm Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid and non-assessable.

    5. The Firm Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued and will be fully paid and non-assessable and, to such counsel's knowledge, the issuance of the Firm Shares by the Company is not subject to any preemptive or similar rights.

    6. The execution, delivery and performance of this Agreement by the Company and the Subsidiaries, the compliance by the Company and the Subsidiaries with all the provisions hereof and the issuance and sale of the Firm Shares to be sold by the Company to the Underwriters hereby will not require, to such counsel's knowledge, any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body, except such as have been obtained under the Act and the Exchange Act (and except for such others as may be required under other state securities or Blue Sky laws, foreign securities laws or the rules or by-laws of the NASD, as to which such counsel need not express an opinion), and will not conflict with or constitute a breach of any of the terms or provisions of, or constitute a default under, the Restated Certificate, the By-laws or the certificates or articles of incorporation or by-laws of the Subsidiaries, or the agreements or forms of agreements listed on an exhibit thereto, or, to such counsel's knowledge, violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or the Subsidiaries or their properties (except that such counsel need not express an opinion with respect to federal securities laws or other laws, rules or regulations relating to misrepresentation or fraud).

    7. To such counsel's knowledge, there is no legal or governmental proceeding pending or overtly threatened against the Company or any Subsidiaries which is required to be described in the Registration Statement or the Prospectus and is not so described, or any contract or other document which is required to be described in the Registration Statement or the Prospectus and is not so described or is required to be filed as an exhibit to the Registration Statement and is not so filed.

    8. The description of the Common Stock incorporated by reference into the Registration Statement and the Prospectus is accurate in all material respects and fairly represents the information required to be shown. The Registration Statement, as of its effective date, and the Prospectus, as of its date (other than the financial statements and the notes thereto and the supporting schedules and other financial [and statistical data] set forth therein, as to which such counsel need not express an opinion), appeared on their face to be appropriately responsive in all material respects with the requirements of the Act and the applicable rules and regulations thereunder.

    9. The Commission has advised the Company that the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending or overtly threatened by the Commission.

         Such counsel shall also advise that they have met with and participated in conferences with your representatives, your counsel, representatives of the Company and representatives of the independent accountants for the Company during which the contents of the Registration Statement and the Prospectus and related matters were discussed. In addition, such counsel shall confirm that they have reviewed certain corporate documents furnished to them by the Company.

         Based on such counsel's participation in the above-mentioned conferences, the review of the documents described above, such counsel's understanding of applicable law and the experience gained in their practice thereunder, such counsel shall advise you that nothing has come to their attention that caused them to believe that the Registration Statement (other than the financial statements and the notes thereto and the supporting schedules and other financial [and statistical data] set forth therein, as to which no advice is given), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and the notes thereto and other financial [and statistical data] set forth therein, as to which no advice is given), as of its date and the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                      ANNEX  III
                                      ----------

                    LEGAL OPINION OF SELLING STOCKHOLDERS' COUNSEL

    (1) This Agreement has been duly authorized, executed and delivered by each Selling Stockholder (to which such counsel is opining).

    (2) The sale of the Shares to the Underwriters by each Selling Stockholder (to which such counsel is opining) pursuant to this Agreement, the compliance by such Selling Stockholder with the provisions of this Agreement and the consummation by such Selling Stockholder of the other transactions contemplated in this Agreement do not (i) result in any violation of any provision of the charter, by-laws or other governing documents applicable to such Selling Stockholder, (ii) result in any violation by such Selling Stockholder of any statute, rule or regulation, or any order, judgment or decree known to such counsel, of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder or (iii) result in any breach or violation of any agreement or instrument identified on a schedule to such opinion.

    (3) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement in connection with the sale of the Shares by such Selling Stockholder (to which such counsel is opining) to be sold hereunder, except for registration of the Shares under the Act, and as may be required under other federal and state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

    (4) Upon the purchase of and payment for the Shares by the Underwriters, and the sale by each Selling Stockholder (to which such counsel is opining) of the Shares to be sold by it, in accordance with the terms and conditions of this Agreement, valid title to the Shares, free and clear of all encumbrances, will be transferred to the Underwriters, assuming that the Underwriters purchase such Shares in good faith and without notice of any adverse claim.

                                      ANNEX  IV
                                      ---------

                        LEGAL OPINION OF UNDERWRITERS' COUNSEL


    1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

    2. The Firm Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid, and non-assessable.

    3. The Commission advised the Company that the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission.

    4. The Registration Statement, as of its effective date, and the Prospectus, as of its date (other than the financial statements and supporting schedules and other financial information set forth or incorporated by reference therein, as to which such counsel need not express any opinion), appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations thereunder.

    5. The Shares conform in all material respects to the description thereof incorporated by reference in the Registration Statement and the Prospectus.

    6. This Agreement has been duly authorized, executed and delivered by the Company.

    Such counsel shall also advise that during the preparation of the Registration Statement and the Prospectus, they examined various documents and participated in conferences with representatives of the Underwriters, and with representatives of the Company, its counsel and its independent public accountants, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed. On the basis of such examination and conferences, but without independent verification of factual matters, such counsel shall advise that nothing has come to their attention that causes them to believe that the Registration Statement (other than the financial statements and supporting schedules and other financial information set forth or incorporated by reference therein, as to which such counsel need not express any belief) at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements and supporting schedules and other financial information set forth or incorporated by reference therein, as to which such counsel need not express any belief) on its issue date or the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                         -32-